UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  May 28, 2002


                  SALOMON MORTGAGE LOAN TRUST SERIES 2002-UST1
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-63752
Pooling and Servicing Agreement)     (Commission
(State or other                      File Number)       03-0440498
jurisdiction                                            IRS EIN
of Incorporation)



       c/o Citibank, N.A.
       399 Park Avenue
       New York, NY                                         10043
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (212) 657-2183


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On May 28, 2002 a distribution was made to holders of SALOMON MORTGAGE LOAN TRUST, SERIES 2002-UST1.


ITEM 7.  Financial Statements and Exhibits

      (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1 Monthly report distributed to holders of Salomon Mortgage Loan Trust, Series 2002-UST1, relating to the
                                               May 28, 2002 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.